As filed with the Securities and Exchange Commission on July 18, 2014

Registration Statement No. 333-196958

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Transocean Partners LLC

(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	1381	66-0818288
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

Deepwater House

Kingswells Causeway

Prime Four Business Park

Aberdeen, AB15 8PU

Scotland

United Kingdom

+44 1224 654436

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Jill S. Greene

Deepwater House

Kingswells Causeway

Prime Four Business Park

Aberdeen, AB15 8PU

Scotland

United Kingdom

+44 1224 654436

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Gene J. Oshman Joshua Davidson Andrew J. Ericksen Baker Botts L.L.P. 910 Louisiana Houston, Texas 77002 (713) 229-1234	Catherine S. Gallagher Adorys Velazquez Vinson & Elkins L.L.P. 2200 Pennsylvania Avenue NW Suite 500W Washington, DC 20037 (202) 639-6500

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐		Accelerated filer	☐

Non-accelerated filer	☑	(Do not check if a smaller reporting company)	Smaller reporting company	☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 is being filed solely for the purposes of filing Exhibits 1.1 and 10.2 herewith. No changes or additions are being made hereby to the Prospectus constituting Part I of the Registration Statement (not included herein) or to Items 13, 14, 15 or 17 of Part II of the Registration Statement.

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PART II

Information Not Required in the Registration Statement

Item 16. Exhibits

The following documents are filed as exhibits to this registration statement:

Exhibit Number	Description

1.1	Form of Underwriting Agreement (including form of Lock-up Agreement)

3.1**	Certificate of Formation of Transocean Partners LLC

3.2**	Form of Second Amended and Restated Limited Liability Company Agreement of Transocean Partners LLC (included as Appendix A to the Prospectus)

5.1**	Form of Opinion of Watson, Farley & Williams LLP as to the legality of the securities being registered

8.1**	Form of Opinion of Baker Botts L.L.P. relating to U.S. tax matters

8.2**	Form of Opinion of Watson, Farley & Williams LLP relating to Marshall Islands tax matters

10.1**	Form of Revolving Credit Facility Agreement between Transocean Partners LLC, as borrower, and Transocean Financing GmbH, as lender

10.2	Form of Contribution, Conveyance and Assumption Agreement

10.3**	Form of Omnibus Agreement

10.4**	Form of Master Services Agreement (Transocean Offshore Deepwater Drilling Inc.)

10.5**	Form of Master Services Agreement (Transocean Partners Holdings Limited)

10.6**	Form of Secondment Agreement

10.7**	Form of Support Agreement

10.8**	Form of 2014 Long-Term Incentive Plan of Transocean Partners LLC

10.9**	Form of 364-Day Working Capital Note Payable

10.10**	Form of Customer Receivables Guarantee

10.11*	Form of Assignment and Bill of Sale

21.1**	List of Subsidiaries of Transocean Partners LLC

23.1**	Consent of Ernst & Young LLP

23.2*	Consent of Watson, Farley & Williams LLP (contained in Exhibit 5.1)

23.3*	Consent of Baker Botts L.L.P. (contained in Exhibit 8.1)

23.4*	Consent of Watson, Farley & Williams LLP (contained in Exhibit 8.2)

23.5**	Consent of Wood Mackenzie Limited

24.1**	Powers of Attorney

99.1**	Consent Decree by and among Triton Asset Leasing GmbH, Transocean Holdings LLC, Transocean Offshore Deepwater Drilling Inc., Transocean Deepwater Inc. and the United States (incorporated by reference to Exhibit 99.2 to Transocean Ltd.’s Current Report on Form 8-K (Commission File No. 000-53533) filed on January 3, 2013)

99.2**	Administrative Agreement by and among Transocean Deepwater Inc., Transocean Offshore Deepwater Drilling Inc., Triton Asset Leasing GmbH, Transocean Holdings, LLC and the United States Environmental Protection Agency dated effective as of February 25, 2013 (incorporated by reference to Exhibit 99.4 to Transocean Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2013 (Commission File No. 000-53533) filed on February 26, 2014)

*	To be filed by amendment.
**	Previously filed.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Aberdeen, Scotland, United Kingdom, on July 18, 2014.

Transocean Partners LLC

By:	/s/ Kathleen S. McAllister
Name: Kathleen S. McAllister
Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on July 18, 2014.

Signature	Title

* Kathleen S. McAllister	President, Chief Executive Officer and Director (Principal Executive Officer)

* Garry Taylor	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

* Esa Ikäheimonen	Chairman of the Board of Directors

* Glyn A. Barker	Director

*By:	/s/ Kathleen S. McAllister
Attorney-in-fact

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EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Underwriting Agreement (including form of Lock-up Agreement)

3.1**	Certificate of Formation of Transocean Partners LLC

3.2**	Form of Second Amended and Restated Limited Liability Company Agreement of Transocean Partners LLC (included as Appendix A to the Prospectus)

5.1**	Form of Opinion of Watson, Farley & Williams LLP as to the legality of the securities being registered

8.1**	Form of Opinion of Baker Botts L.L.P. relating to U.S. tax matters

8.2**	Form of Opinion of Watson, Farley & Williams relating to Marshall Islands tax matters

10.1**	Form of Revolving Credit Facility Agreement between Transocean Partners LLC, as borrower, and Transocean Financing GmbH, as lender

10.2	Form of Contribution, Conveyance and Assumption Agreement

10.3**	Form of Omnibus Agreement

10.4**	Form of Master Services Agreement (Transocean Offshore Deepwater Drilling Inc.)

10.5**	Form of Master Services Agreement (Transocean Partners Holdings Limited)

10.6**	Form of Secondment Agreement

10.7**	Form of Support Agreement

10.8**	Form of 2014 Long-Term Incentive Plan of Transocean Partners LLC

10.9**	Form of 364-Day Working Capital Note Payable

10.10**	Form of Customer Receivables Guarantee

10.11*	Form of Assignment and Bill of Sale

21.1**	List of Subsidiaries of Transocean Partners LLC

23.1**	Consent of Ernst & Young LLP

23.2*	Consent of Watson, Farley & Williams LLP (contained in Exhibit 5.1)

23.3*	Consent of Baker Botts L.L.P. (contained in Exhibit 8.1)

23.4*	Consent of Watson, Farley & Williams LLP (contained in Exhibit 8.2)

23.5**	Consent of Wood Mackenzie Limited

24.1**	Powers of Attorney

99.1**	Consent Decree by and among Triton Asset Leasing GmbH, Transocean Holdings LLC, Transocean Offshore Deepwater Drilling Inc., Transocean Deepwater Inc. and the United States (incorporated by reference to Exhibit 99.2 to Transocean Ltd.’s Current Report on Form 8-K (Commission File No. 000-53533) filed on January 3, 2013)

99.2**	Administrative Agreement by and among Transocean Deepwater Inc., Transocean Offshore Deepwater Drilling Inc., Triton Asset Leasing GmbH, Transocean Holdings, LLC and the United States Environmental Protection Agency dated effective as of February 25, 2013 (incorporated by reference to Exhibit 99.4 to Transocean Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2013 (Commission File No. 000-53533) filed on February 26, 2014)

*	To be filed by amendment.
**	Previously filed.

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